UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2012

SPS Commerce, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN		55402
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 435-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On August 6, 2012, we entered into an asset purchase agreement with Edifice Information Management Systems, Inc., known as Edifice, and the parties completed the asset purchase on August 7, 2012. Under the asset purchase agreement, we purchased and acquired from Edifice substantially all of the assets used in Edifice’s business. Edifice is in the business of collecting, analyzing, selling, marketing, providing and distributing point-of-sale data. We paid Edifice $26.3 million in cash, issued 347,852 shares of our common stock to Edifice and assumed certain liabilities of Edifice.

This description of the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this report is incorporated herein by reference. A copy of the press release announcing the completion of the acquisition is also attached to this report as Exhibit 99.1.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the asset purchase agreement described in Item 1.01, on August 7, 2012 we issued an aggregate of 347,852 shares of our common stock to Edifice in an unregistered transaction. We did so in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering, and Rule 506 promulgated thereunder, in view of the absence of a general solicitation, the limited number of offerees and purchasers, and the representations and agreements of Edifice in the asset purchase agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The following financial statements are filed herewith as Exhibit 99.2 and 99.3:

•     Audited consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of December 31, 2011 and 2010 and for the years then ended;

•     Unaudited condensed consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and March 31, 2011;

(b)	Pro Forma Financial Information

The following financial statements are filed herewith as Exhibit 99.4:

•     Unaudited pro forma condensed combined balance sheet as of March 31, 2012;

•     Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011;

•     Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2012; and

•     Notes to unaudited pro forma condensed combined financial statements.

(d)	Exhibits

No.	Description

2.1	Asset Purchase Agreement, dated as of August 6, 2012, by and between Edifice Information Management Systems, Inc. and SPS Commerce, Inc.

23.1	Consent of Grant Thornton LLP

99.1	Press Release, dated August 7, 2012, announcing the completion of the acquisition

99.2	Audited consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of December 31, 2011 and 2010 and for the years then ended

99.3	Unaudited condensed consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and March 31, 2011

99.4	Unaudited pro forma condensed combined financial statements and notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.
Date: August 7, 2012	By:	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Asset Purchase Agreement, dated as of August 6, 2012, by and between Edifice Information Management Systems, Inc. and SPS Commerce, Inc.	Filed Electronically

23.1	Consent of Grant Thornton LLP	Filed Electronically

99.1	Press Release, dated August 7, 2012, announcing the completion of the acquisition	Filed Electronically

99.2	Audited consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of December 31, 2011 and 2010 and for the years then ended	Filed Electronically

99.3	Unaudited condensed consolidated financial statements of Edifice Information Management Systems, Inc. and Subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and March 31, 2011	Filed Electronically

99.4	Unaudited pro forma condensed combined financial statements and notes	Filed Electronically